SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 11, 2004


                                VCA ANTECH, INC.
               (Exact Name of Registrant as Specified in Charter)


             Delaware                1-16783               95-4097995
  (State or Other Jurisdiction     (Commission            (IRS Employer
       of Incorporation)           File Number)         Identification No.)


                          12401 West Olympic Boulevard,
                       Los Angeles, California 90064-1022
                    (Address of Principal Executive Offices)


                                 (310) 571-6500
                         (Registrant's Telephone Number)


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ITEM 5. OTHER EVENTS

     Reference is made to the Underwriting Agreement, dated May 11, 2004, by and among VCA Antech, Inc., Green Equity Investors III, L.P. and Banc of America Securities LLC, which is incorporated herein by reference. Reference also is made to the press release of VCA Antech, Inc. issued on May 11, 2004, which is incorporated herein by reference. A copy of the underwriting agreement and the press release are attached to this Form 8-K as Exhibits 1.1 and 99.1, respectively.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits

     1.1 Underwriting Agreement, dated May 12, 2004, by and among VCA Antech, Inc., Green Equity Investors III, L.P. and Banc of America Securities LLC.

     99.1 Press release dated May 11, 2004.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 17, 2004                      VCA Antech, Inc.




                                    /s/ Tomas W. Fuller
                                    -------------------------------------------
                                    By:  Tomas W. Fuller
                                    Its: Chief Financial Officer and Assistant
                                    Secretary



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                                  EXHIBIT INDEX

EXHIBITS

1.1 Underwriting Agreement, dated May 12, 2004, by and among VCA Antech, Inc., Green Equity Investors III, L.P. and Banc of America Securities LLC.

99.1 Press release dated May 11, 2004.